                                                           Exhibit 10.35(b)


Void after October 16, 2001


    THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THIS WARRANT AND SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. THIS WARRANT AND SUCH SHARES MAY NOT BE TRANSFERRED EXCEPT UPON THE CONDITIONS SPECIFIED HEREIN AND IN THE SUBSCRIPTION AGREEMENT, DATED AS OF THE DATE HEREOF (AS AMENDED AND MODIFIED FROM TIME TO TIME), AND NO TRANSFER OF THIS WARRANT OR SUCH SHARES SHALL BE VALID OR EFFECTIVE UNLESS AND UNTIL SUCH CONDITIONS SHALL HAVE BEEN COMPLIED WITH.

    ADDITIONALLY, THE TRANSFER OF THIS WARRANT AND SUCH SHARES IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE SECOND RESTATED AND AMENDED REGISTRATION RIGHTS AGREEMENT DATED JULY 3, 1996 (THE "REGISTRATION RIGHTS AGREEMENT"), EACH BY AND AMONG ADVANCED RADIO TELECOM CORP. ("TELECOM"), ADVANCED RADIO TECHNOLOGIES CORPORATION, AND CERTAIN OTHER SIGNATORIES THERETO, AND NO TRANSFER OF THIS WARRANT OR SUCH SHARES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. UPON THE FULFILLMENT OF CERTAIN OF SUCH CONDITIONS, ADVANCED RADIO TECHNOLOGIES CORPORATION AND TELECOM HAVE AGREED TO DELIVER TO THE HOLDER HEREOF A NEW CERTIFICATE, NOT BEARING THIS LEGEND, FOR THIS WARRANT REGISTERED IN THE NAME OF SUCH HOLDER. COPIES OF SUCH AGREEMENTS MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF ADVANCED RADIO TECHNOLOGIES CORPORATION.

                       ADVANCED RADIO TECHNOLOGIES CORPORATION

                            COMMON STOCK PURCHASE WARRANT


     ADVANCED RADIO TECHNOLOGIES CORPORATION, a Delaware corporation (the "Company") having its principal office at 500 108th Ave., N.E., Bellevue, WA 98004 hereby certifies that, for value received, _______________ or assigns, is entitled, subject to the terms set forth below, to purchase from the Company commencing on October 16, 1997 and terminating at 5:00 P.M., New York City time, on October 16, 2001 (the "Expiration Date") ________________ fully paid and non-assessable shares of Common Stock (as defined), at the price per share (the "Purchase Price") of $6.25. The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

    This Warrant is one of the Common Stock Purchase Warrants (the "Warrants") originally issued in units with 14.75% promissory notes (the "Notes") as of the Original Issue Date

(as defined) and evidencing the right to purchase an aggregate of 320,000 shares of Common Stock subject to the adjustments as provided herein.

    As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

              (a) The term "Company" includes any corporation which shall succeed to or assume the obligations of the Company hereunder.

              (b) The term "Common Stock" means the Common Stock, $.001 par value, of the Company.

              (c) The "Original Issue Date" is ___________, 1996 the date as of which the Warrants were first issued.

              (d) The term "Other Securities" refers to stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 6 hereof or otherwise.

              (e) The term "Purchase Price" shall be the then applicable exercise price for one share of Common Stock.

              (f) The terms "registered" and "registration" refer to a registration effected by filing a registration statement in compliance with the Securities Act, to permit the disposition of Common Stock (or Other Securities) issued or issuable upon the exercise of Warrants, and any post-effective amendments and supplements filed or required to be filed to permit any such disposition.

              (g) The term "Securities Act" means the Securities Act of 1933 as the same shall be in effect at the time.


    1. REGISTRATION, ETC. The Company shall have the same obligations to the holder of the Warrant as it has to the New Bridge Warrant Holders of the Company as set forth in the Second Restated and Amended Registration Rights Agreement dated July 3, 1996 by and among the Company, Telecom and certain other signatories thereto, subject to the consent of the other parties thereto, if required.

    2. SALE OR EXERCISE WITHOUT REGISTRATION. If, at the time of any exercise, transfer or surrender for exchange of a Warrant or of Common Stock (or Other Securities) previously issued upon the exercise of Warrants, such Warrant or Common Stock (or Other Securities) shall not be registered under the Securities Act, the Company may require, as a condition of allowing such exercise, transfer or exchange, that the holder or transferee of such Warrant or Common

Stock (or Other Securities), as the case may be, furnish to the Company a satisfactory opinion of counsel to the effect that such exercise, transfer or exchange may be made without registration under the Securities Act and any applicable state securities laws, provided that nothing contained in this
Section 2 shall relieve the Company from complying with any request for registration pursuant to Section 1 hereof.

    3.   EXERCISE OF WARRANT; PARTIAL EXERCISE; EXERCISE BY SURRENDER.

         3.1. EXERCISE IN FULL. Subject to the provisions hereof, this Warrant may be exercised in full by the holder hereof by surrender of this Warrant, with the form of subscription attached hereto as SCHEDULE I duly executed by such holder, to the Company at its principal office accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock called for on the face of this Warrant (without giving effect to any adjustment therein) by the Purchase Price.

         3.2. PARTIAL EXERCISE. Subject to the provisions hereof, this Warrant may be exercised in part by surrender of this Warrant in the manner and at the place provided in Section 3.1 except that the amount payable by the holder upon any partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock (without giving effect to any adjustment therein) designated by the holder in the form of subscription by (b) the Purchase Price. Upon any such partial exercise, the Company at its expense will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the holder in the form of subscription at the end hereof.

         3.3. EXERCISE BY SURRENDER OF WARRANT. In addition to the method of payment set forth in Sections 3.1 and 3.2 and in lieu of any cash payment required thereunder, the holder(s) of the Warrants shall have the right at any time and from time to time to exercise the Warrants in full or in part by surrendering the Warrants in the manner specified in Section 3.1 as payment of the aggregate Purchase Price. The number of Warrants to be surrendered in payment of the aggregate Purchase Price for the Warrant to be exercised shall be determined by multiplying the number of Warrants to be exercised by the Purchase Price, and then dividing the product thereof by an amount equal to the Market Price (as defined below). Solely for the purposes of this paragraph, Market Price shall be calculated as the average of the Market Prices for each of the ten (10) trading days preceding the date which the form of election attached hereto is deemed to have been sent to the Company ("Notice Date").

         3.4. DEFINITION OF MARKET PRICE. As used herein, "Market Price" at any date shall be deemed to be (i) if the principal trading market for such securities is an exchange, the last reported sale price, or, in case no such reported sale takes place on such date, the average of the last reported sale prices for the last three (3) trading days, in either case as officially reported on any consolidated tape, (ii) if the principal market for such securities is the over-the-counter market, the high bid price on such date as set forth by Nasdaq or, if the security is not quoted on Nasdaq, the high bid price as set forth in the National Quotation Bureau sheet listing such securities for such day. Notwithstanding the foregoing, if there is no reported closing price or high bid price, as the case may be, on the date next preceding the event requiring an adjustment hereunder, then the Market Price shall be determined as of the latest date prior to such day for which such closing price or high bid price is available, or if the securities are not quoted on Nasdaq, as determined in good faith by the Board of Directors of the Company, based on the best information available to it.

         3.5. COMPANY TO REAFFIRM OBLIGATIONS. The Company will, at the time of any exercise of this Warrant, upon the request of the holder hereof, acknowledge in writing its continuing obligation to afford to such holder any rights (including, without limitation, any right to registration of the Common Stock or Other Securities issued upon such exercise) to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant, PROVIDED that if the holder of this Warrant shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford such holder any such rights.

    4. DELIVERY OF STOCK CERTIFICATES, ETC., ON EXERCISE. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within ten (10) days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) shall cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of full paid and non-assessable shares of Common Stock (or Other Securities) to which such holder shall be entitled upon such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section 5 hereof or otherwise.

    5. ADJUSTMENT FOR DIVIDENDS IN OTHER STOCK, PROPERTY, ETC.; RECLASSIFICATION, ETC. In case at any time or from time to time after the Original Issue Date the holders of Common Stock shall have received, or (on or after the record date fixed for the determination of stockholders eligible to receive) shall have become entitled to receive, without payment therefor

              (a) other or additional stock or other securities or property (other than cash) by way of dividend, or

              (b) any cash paid or payable (including, without limitation, by way of dividend), except out of earned surplus of the Company, or

              (c) other or additional (or less) stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, then, and in each such case, the holder of this Warrant, upon the exercise hereof as provided in Section 3, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 5 which such holder would hold on the date of such exercise if on the Original Issue Date it had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the Original Issue Date to and including the date of such exercise, retained such shares and all such other or additional (or less) stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 5) receivable as aforesaid during such period, giving effect to all adjustments called for during such period by Sections 6 and 7 hereof.

    6.   REORGANIZATION, CONSOLIDATION, MERGER, ETC.

         In case the Company after the Original Issue Date shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the holder of this Warrant, upon the exercise hereof as provided in Section 3 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall be entitled to receive (and the Company shall be entitled to deliver), in lieu of the Common Stock (or Other Securities) issuable upon such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 5 and 7 hereof.

    7.   OTHER ADJUSTMENTS.

         7.1. GENERAL. In any case to which Sections 5 and 6 hereof are not applicable,

              (a) where the Company shall sell shares of its Common Stock on or prior to December 31, 1996 at a price per share (the "New Purchase Price") less than $6.25 (except where such shares are sold pursuant to the exercise of any warrant or option issued prior to the Original Issue Date), the Purchase Price in effect hereunder shall be reduced to the New Purchase Price; PROVIDED that where the Company shall sell shares of Common Stock at varying prices per share less than $6.25, the New Purchase Price shall be equal to the lowest price per share received by the Company in connection with such sales;

              (b) where the Company fails to acquire additional financing or financings with aggregate gross proceeds in excess of $30 million on or prior to December 31, 1996, and the Company shall sell shares of its Common Stock (except where such shares are sold pursuant to the exercise of any warrant or option issued prior to the Original Issue Date or in connection with any debt financing of the Company with gross proceeds of $15 million or more) thereafter, at a price per share

    (the "Equity Financing Price") less than $6.25, the Purchase Price in effect hereunder shall be reduced to the Equity Financing Price; PROVIDED that where the company shall sell shares of Common Stock at varying prices per share less than $6.25, the Equity Financing Price shall be equal to the lowest price per share received by the Company in connection with such sales; PROVIDED FURTHER that the number of shares of Common Stock which may be purchased upon exercise of this Warrant shall be increased to a number equal to the principal amount of the Note issued in a unit with this Warrant divided by the New Purchase Price; and

              (c) where subdivisions (a) and (b) of this Section 7.1 are not applicable and the Company shall issue or sell shares of its Common Stock after the Original Issue Date without consideration or for a consideration per share less than the Purchase Price in effect pursuant to the terms of this Warrant at the time of issuance or sale of such additional shares (except where such shares are issued or sold pursuant to the exercise of any warrant or option or issued prior to the Original Issue Date or in connection with any debt financing of the Company with gross proceeds of $15 million or more), then the Purchase Price in effect hereunder shall simultaneously with such issuance or sale be reduced to a price determined by dividing (i) an amount equal to (A) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the Purchase Price in effect hereunder at the time of such issuance or sale, plus (B) the consideration, if any, received by the Company upon such issuance or sale, by (ii) the total number of shares of Common Stock outstanding immediately after issuance or sale of such additional shares.

         7.2. CONVERTIBLE SECURITIES. In case the Company shall issue or sell any securities convertible into Common Stock of the Company ("Convertible Securities") after the Original Issue Date, there shall be determined the price per share for which Common Stock is issuable upon the conversion or exchange thereof, such determination to be made by dividing (a) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (b) the maximum number of shares of Common Stock of the Company issuable upon the conversion or exchange of all of such Convertible Securities.

              If the price per share so determined shall be less than the applicable Purchase Price, then such issue or sale shall be deemed to be an issue or sale for cash (as of the date of issue or sale of such Convertible Securities) of such maximum number of shares of Common Stock at the price per share so determined, PROVIDED that, if such Convertible Securities shall by their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration, if any, to the Company, or in the rate of exchange, upon the conversion or exchange thereof, the adjusted Purchase Price shall, forthwith upon any such increase becoming effective, be readjusted to reflect the same, and PROVIDED, FURTHER, that upon the expiration of such rights of conversion or exchange of such Convertible Securities, if any thereof shall not have been exercised, the adjusted Purchase Price shall forthwith be readjusted and thereafter be the price which it would have been had an adjustment been made on the basis that the only shares of Common Stock so issued or sold were issued or sold upon the conversion or exchange of such Convertible securities, and that they were issued or sold for the consideration actually received by the Company upon such conversion or exchange, plus the consideration, if any, actually received by the Company for the issue or sale of all of such Convertible Securities which shall have been converted or exchanged.

         7.3. RIGHTS AND OPTIONS. In case the Company shall grant any rights or options to subscribe for, purchase or otherwise acquire Common Stock (other than rights or options granted under the Company's Equity Incentive Plan and 1996 Non-Employee Directors Automatic Stock Option Plan or in connection with any debt financing of the Company with gross proceeds of $15 million or more), there shall be determined the price per share for which Common Stock is issuable upon the exercise of such rights or options, such determination to be made by dividing (a) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights or options, by (b) the maximum number of shares of Common Stock of the Company issuable upon the exercise of such rights or options.

              If the price per share so determined shall be less than the applicable Purchase Price, then the granting of such rights or options shall be deemed to be an issue or sale for cash (as of the date of the granting of such rights or options) of such maximum number of shares of Common Stock at the price per share so determined, PROVIDED that, if such rights or options shall be their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration, if any, payable to the Company upon the exercise thereof, the adjusted purchase price per share shall, forthwith upon any such increase becoming effective, be readjusted to reflect the same, and PROVIDED, FURTHER, that upon the expiration of such rights or options, if any thereof shall not have been exercised, the adjusted Purchase Price shall forthwith be readjusted and thereafter be the price which it would have been had an adjustment been made on the basis that the only shares of Common Stock so issued or sold were those issued or sold upon the exercise of such rights or options, and that they were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such rights or options, whether or not exercised.

    8. FURTHER ASSURANCES. The Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of stock upon the exercise of all Warrants from time to time outstanding.

    9. ACCOUNTANTS' CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable upon the exercise of the Warrants, the Company at its expense will promptly cause the Company's regularly retained auditor to compute such adjustment or readjustment in accordance with the terms of the Warrants and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, and the number of shares of Common Stock outstanding or deemed to be outstanding. The Company will forthwith mail a copy of each such certificate to each holder of a Warrant.

    10.  NOTICES OF RECORD DATE, ETC.  In the event of

              (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus of the Company) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

              (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to, or consolidation or merger of the Company with or into any other person, or

              (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

              (d) any proposed issue or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than the issue of Common Stock on the exercise of the Warrants), then and in each such event the Company will mail or cause to be mailed to each holder of a Warrant a notice specifying
    (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least twenty (20) days prior to the date therein specified.

    11. RESERVATION OF STOCK, ETC., ISSUABLE ON EXERCISE OF WARRANTS. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable upon the exercise of the Warrants.

    12. LISTING ON SECURITIES EXCHANGES; REGISTRATION. If the Company at any time shall list the Common Stock on any national securities exchange and shall register the Common Stock under the Securities Exchange Act of 1934 (as then in effect, or any similar statute then in effect), the Company will, at its expense, simultaneously list on such exchange, upon official notice of issuance upon the exercise of the Warrants, and maintain such listing of all shares of

Common Stock from time to time issuable upon the exercise of the Warrants; and the Company will so list on any national securities exchange, will so register and will maintain such listing of, any Other Securities if and at the time that any securities of like class or similar type shall be listed on such national securities exchange by the Company.

    13. EXCHANGE OF WARRANTS. Subject to the provisions of Section 2 hereof, upon surrender for exchange of any Warrant, properly endorsed, to the Company, the Company at its own expense will issue and deliver to or upon the order of the holder thereof a new Warrant or Warrants of like tenor in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

    14. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

    15. WARRANT AGENT. The Company may, by written notice to each holder of a Warrant, appoint an agent having an office in New York, New York, for the purpose of issuing Common Stock (or Other Securities) upon the exercise of the Warrants pursuant to Section 3, exchanging Warrants pursuant to Section 13, replacing Warrants pursuant to Section 14, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

    16. REMEDIES. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

    17. NEGOTIABILITY, ETC. This Warrant is issued upon the following terms, to all of which each holder or owner hereof by the taking hereof, consents and agrees:

              (a) subject to the provisions hereof, title to this Warrant may be transferred by endorsement (by the holder hereof executing the form of assignment attached hereto as SCHEDULE III) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

              (b) subject to the foregoing, any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby; and

              (c) until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

    18. NOTICES, ETC. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder, or, until an address is so furnished, to and at the address of the last holder of this Warrant who has so furnished an address to the Company.

    19. MISCELLANEOUS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant is being delivered in the State of New York and shall be construed and enforced in accordance with and governed by the laws of such State. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

    20. ASSIGNABILITY. Subject to the transfer conditions referred to in the legend endorsed hereon, this Warrant is fully assignable at any time upon surrender of this Warrant with a properly executed form of assignment at the principal office of the Company.



Dated:

                                            ADVANCED RADIO TECHNOLOGIES
                                            CORPORATION


                                            By
                                               --------------------------

[Corporate Seal]

Attest:


-----------------------------
       Secretary

                                      SCHEDULE I

                                 FORM OF SUBSCRIPTION

                   (To be signed only upon exercise of the Warrant)

To:  ADVANCED RADIO TECHNOLOGIES CORPORATION

    The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _____* shares of Common Stock of ADVANCED RADIO TECHNOLOGIES CORPORATION, and herewith makes payment of
$          therefor, and requests that the certificates for such shares be
issued in the name of, and delivered to,                  , whose address is


Dated:

                                  --------------------------------------------
                                  (Signature must conform in all respects to name of the holder as specified on the face of the Warrant)



                                  --------------------------------------------
                                                 (Address)



------------------------
* Insert here the number of shares called for on the face of the Warrant (or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised), in either case without making any adjustment for additional shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.

                                     SCHEDULE II

                                   FORM OF ELECTION

            (To be signed only upon exercise by surrender of the Warrant)

To: ADVANCED RADIO TECHNOLOGIES CORPORATION

         The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase in accordance with Section 3.3 thereunder, _____* shares of Common Stock of ADVANCED RADIO TECHNOLOGIES CORPORATION, and requests that the
certificates for such shares be issued in the name of, and delivered to,      ,
whose address is

         In payment therefor, a number of Warrants (included in the within Warrant) is hereby surrendered in accordance with Section 3.3 hereof.


Dated:

                                  ------------------------------------------
                                  (Signature must conform in all respects to name of the holder as specified on the face of the Warrant)


                                  ------------------------------------------
                                                (Address)



------------------------
* Insert here the number of shares to be issued upon surrender of Warrants, without making any adjustment for additional Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.

                                     SCHEDULE III

                                  FORM OF ASSIGNMENT

                   (To be signed only upon transfer of the Warrant)



    For value received, the undersigned hereby sells, assigns and transfers
unto                                                        the right
represented by the within Warrant to purchase               shares of Common
Stock of [_____________] to which the within Warrant relates, and appoints
                      Attorney to transfer such right on the books of [_________________] with full power of substitution in the premises. The Warrant being transferred hereby is one of an aggregate of [___________] Common Stock Purchase Warrants issued by [______________] as of [_______________], 19__

Dated:

                                  ------------------------------------------
                                  (Signature must conform in all respects to name of holder as specified on the face of the Warrant)


                                  ------------------------------------------
                                                 (Address)



---------------------------------
Signature guaranteed by a Bank
or Trust Company having its
principal office in New York City
or by a Member Firm of the New
York or American Stock Exchange